UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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SCPHARMACEUTICALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!     SCPHARMACEUTICALS INC.     2021 Annual Meeting   Vote by June 7, 2021       11:59 PM ET   SCPHARMACEUTICALS INC.   2400 DISTRICT AVENUE, SUITE 310   BURLINGTON, MA 01803     D50507-P52772       You invested in SCPHARMACEUTICALS INC. and it’s time to vote!     You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the   availability of proxy materials for the stockholder meeting to be held on June 8, 2021.     Get informed before you vote     View the Notice and Proxy Statement and 2020 Annual Report on Form 10-K online OR you can receive a free paper or email copy   of the material(s) by requesting prior to May 25, 2021. If you would like to request a copy of the material(s) for this and/or future   stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com.   If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise   receive a paper or email copy.       For complete information and to vote, visit www.ProxyVote.com   Control #   Smartphone users     Point your camera here and   vote without entering a   control number       Vote Virtually at the Meeting*     June 8, 2021     12:30 PM Eastern Time   Virtually at:   www.virtualshareholdermeeting.com/SCPH2021     *Please check the meeting materials for any special requirements for meeting attendance.     V1

Vote at www.ProxyVote.com     THIS IS NOT A VOTABLE BALLOT     This is an overview of the proposals being presented at the   upcoming stockholder meeting. Please follow the instructions on   the reverse side to vote these important matters.     Board   Voting Items Recommends     1. Election of Class I Directors   Nominees:       For    01) Frederick Hudson   02) Leonard D. Schaeffer   03) Sara Bonstein   2. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending   For    December 31, 2021.     NOTE: The Board of Directors will consider and act upon any other business as may properly come before the annual   meeting or any adjournment or postponement thereof.     Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.   D50508-P52772